UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

PATRIOT GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32919	86-0947048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3651 Lindell Road, Suite D165
Las Vegas, NV 89103

(Address of principal executive offices)

1-702-456-9565

(Registrant’s telephone number, including area code)

__________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Approval of 2019 Stock Option Plan

On June 27, 2019, the Board of Directors of Patriot Gold Corp. ("Patriot"), adopted the 2019 Stock Option Plan (the "2019 Plan") and accompanying Stock Option Agreement. The 2019 Plan provides for the authority to grant options to purchase 9,500,000 shares (subject to adjustment) of Patriot's common stock to officers, directors, consultants and agents of Patriot and its subsidiaries. Options granted to officers under the 2019 Plan may be incentive stock options or non-qualified stock options. Options granted to others under the 2019 Plan are limited to non-qualified stock options.

The 2019 Plan is administered by the Board of Directors or a committee designated by the Board of Directors. The Board of Directors currently has the authority to administer the 2019 Plan. Subject to the provisions of the 2019 Plan, the Board of Directors or the Committee has the authority to determine the directors, officers, consultants and advisors to whom options will be granted, the number of shares covered by each option, vesting rights and the terms and conditions of each option that is granted to them. Options granted pursuant to the 2019 Plan are exercisable no later than ten years after the date of grant. The exercise price per share of common stock for options granted under the 2019 Plan shall be determined by the Board of Directors or the designated committee, except for incentive stock options granted to a holder of ten percent or more of Patriot's common stock, for whom the exercise price per share will not be less than 110% of the fair market value. No option can be granted under the 2019 Plan after June 28, 2029.

A copy of the 2019 Plan and a form of the stock option agreement that the Board of Directors approved on June 27, 2019, is filed with this report as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 2019 Stock Option Plan

Exhibit 99.2 Form of Stock Option Agreement dated June 27, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Gold Corp.
(Registrant)

By: /s/ Trevor Newton
Trevor Newton, President and Director

Date: July 3, 2019

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